                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4656

Exact name of registrant as specified in charter:
Lincoln National Convertible Securities Fund, Inc.

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end: 12/31

Date of reporting period: 12/31/03

Item 1.  Reports to Stockholders





                                         Delaware
                                         Investments(SM)
                                         --------------------------------------
CLOSED-END                               A member of Lincoln Financial Group(R)















Annual Report  DECEMBER 31, 2003
--------------------------------------------------------------------------------
               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

















[LOGO] POWERED BY RESEARCH.(SM)

Table
     OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                      4

   Statement of Operations                                      6

   Statements of Changes in Net Assets                          7

   Financial Highlights                                         8

   Notes to Financial Statements                                9
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 11
-----------------------------------------------------------------
BOARD OF DIRECTORS/OFFICERS                                    12
-----------------------------------------------------------------

















Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                     Lincoln National Convertible Securities Fund, Inc.
     MANAGEMENT REVIEW        January 9, 2004

Fund Manager

Damon J. Andres
Senior Portfolio Manager

Q: Please discuss the Fund's performance and the convertible market in general during the 12-month period.
A: For the year ended December 31, 2003, Lincoln National Convertible Securities Fund, Inc. posted a +26.21% total return (shares at net asset value with distributions reinvested), outperforming the Merrill Lynch Convertible Securities Index which gained +25.80%. The Lipper Convertible Securities Closed-End Funds Average returned +29.18% during the same period. The Lipper Convertible Securities Closed-End Funds Average represents the average return of 14 closed-end convertible securities funds tracked by Lipper Inc.

Following three extremely challenging years, the environment grew favorable for convertible securities in 2003. While high premiums early in the year contributed to little equity sensitivity, it increased as the stock market gained momentum -- a factor that enabled convertibles to participate in the market rally. The Fund's strongest performers included technology, basic materials, and consumer discretionary. In general, convertibles tied to underlying securities with lower credit qualities delivered the best performance. On the other hand, consumer staples and financials lagged the broader index.

The year witnessed significant new issuance -- over 250 new issues were brought to market, generating nearly $90 billion. There were also a record number of redemptions as convertibles either matured or were called before their scheduled maturity. During the period, $60 billion exited the convertible market. This new issuance and redemption activity was largely driven by the need for companies to fund growth, following a sustained period of weak earnings. The low interest rate environment has made it more affordable for companies to obtain financing or refinance existing debt. As a result, costly convertibles were replaced at more attractive terms. Finally, demand for convertibles increased, a factor that helped propel valuations and led to strong performance for the year.

Q: How did the Fund's investment strategy impact performance?
A: The Fund focuses on higher-rated credit issues to help minimize downside market risk. However, as we mentioned, lower-quality issues delivered the strongest performance. This factor, coupled with our underweighted position in technology, contributed to the Fund's slight underperformance relative to the Lipper Convertible Securities Closed-End Funds Average. While the portfolio maintained an overall higher than average credit quality relative to the other funds included in this Lipper Average, we selectively managed lower credit quality securities -- a strategy that worked to our advantage.

Q: Which securities contributed positively to performance?
A: The consumer discretionary sector benefited from strong spending, as consumers grew increasingly optimistic about the prospects for the U.S. economy. Our Ford Capital Trust II convertible preferred was one of the strongest portfolio performers in this sector.

A convertible in Tyco International (a manufacturing company that provides products and services in diverse areas such as electronics, fire and security, healthcare, and telecommunications) also generated attractive returns. Finally, a convertible security in El Paso Energy, one of North America's leading independent natural gas producers, was a positive contributor to Fund performance.

Q: Can you provide some examples of securities that detracted from performance?
A: While consumer staples tend to be somewhat resistant to the effects of an economic slowdown, they do not fare as well during periods of recovery. One such example is consumer foods maker General Mills, which experienced weak equity performance. A large convertible position in CV Therapeutics, a biopharmaceutical company that specializes in treatments for cardiovascular disease, was negatively impacted by delayed clinical trials of a new drug.

Finally, Brinker International, a multi-unit restaurant management company, was a negative contributor to performance for the year. The company suffered from slow expansion of its franchise and the effects of the economic downturn.

Despite these events, we are confident about the long-term business prospects for each of these companies.

Q: Can you describe the Fund's positioning at year-end?
A: Late in the year, we added to our technology weighting and increased portfolio diversification by adding to existing positions in small-cap names. Our strategy also included decreasing portfolio exposure to investment-grade convertibles, which lagged the broader index in 2003. We believe that our conservative, highly diversified approach offers investors a strategic way to capture the upside potential of equities with less overall volatility.

Lincoln National
     CONVERTIBLE SECURITIES FUND, INC.

                                                    Fund Performance
Fund Basics                                         Average Annual Total Returns
As of December 31, 2003                             Through December 31, 2003                   10 Years   Five Years    One Year
-----------------------------------------------     --------------------------------------------------------------------------------
Fund Objective:                                     At Market Price                              +6.27%      +6.67%      +18.87%
The Fund seeks a high level of total return         At Net Asset Value                           +6.63%      +4.57%      +26.21%
through a combination of capital appreciation       --------------------------------------------------------------------------------
and current income.
                                                    Returns reflect reinvestment of all distributions and capital gain tax credits.
-----------------------------------------------     Performance does not include the sales charge or any brokerage commissions for
Total Fund Net Assets:                              purchases made since inception. Past performance is not a guarantee of future
$87.06 million                                      results.

-----------------------------------------------     The performance table and graph on the following page do not reflect the
Number of Holdings:                                 deduction of taxes the shareholder would pay on Fund distributions or
69                                                  redemptions of Fund shares.

-----------------------------------------------
Your Fund Manager:
Damon J. Andres earned a bachelor's degree in
business administration with an emphasis in
finance and accounting from the University of
Richmond. Prior to joining Delaware
Investments in 1994, Mr. Andres performed
investment-consulting services with Cambridge
Associates, Inc. in Arlington, Virginia. Mr.
Andres is a CFA charterholder.

-----------------------------------------------
NYSE Symbol:
LNV


Performance of a $10,000 Investment
December 31, 1993 to December 31, 2003


                                     Lincoln National         Lincoln National
                                       Convertible              Convertible
               Merrill Lynch         Securities Fund -        Securities Fund -
                Convertible           Class A Shares           Class A Shares
             Securities Index          Market Price                 NAV
12/31/1993        $10,000                 $10,000                 $10,000
12/31/1994         $9,292                  $8,551                  $9,804
12/31/1995        $11,592                 $10,224                 $11,725
12/31/1996        $13,245                 $12,715                 $14,119
12/31/1997        $15,759                 $14,945                 $15,978
12/31/1998        $17,052                 $12,490                 $15,165
12/31/1999        $24,610                 $15,184                 $21,016
12/31/2000        $21,738                 $15,604                 $18,302
12/31/2001        $20,879                 $16,005                 $18,672
12/31/2002        $19,844                 $14,509                 $15,022
12/31/2003        $24,963                 $19,002                 $18,370

Chart assumes $10,000 invested on December 31, 1993 and reflects the reinvestment of all distributions and capital gain tax credits at market value. Performance of the Fund and the Merrill Lynch Convertible Securities Index at market value are based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. The Merrill Lynch Convertible Securities Index is an unmanaged index of domestic convertible securities. Performance does not include any brokerage commissions for purchases. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Price vs. Net Asset Value
December 31, 2002 to December 31, 2003


Lincoln National Convertible Securities Fund - Market Price vs. NAV

                                 NAV           Market Price
           12/31/2002           $12.56            $12.09
           01/31/2003           $12.77            $12.94
           02/28/2003           $12.88            $12.33
           03/31/2003           $13.09            $12.78
           04/30/2003           $13.37            $13.23
           05/31/2003           $13.97            $13.95
           06/30/2003           $13.97            $14.08
           07/31/2003           $14.11            $13.69
           08/31/2003           $14.08            $13.50
           09/30/2003           $14.15            $12.98
           10/31/2003           $14.49            $13.19
           11/30/2003           $14.66            $13.20
           12/31/2003           $14.93            $13.50

Past performance is not a guarantee of future results.

Statement                     Lincoln National Convertible Securities Fund, Inc.
     OF NET ASSETS            December 31, 2003

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
Convertible Bonds - 54.66%
--------------------------------------------------------------------------------
Aerospace & Defense - 1.93%
  *EDO 144A 5.25% 4/15/07                              $1,500,000 $ 1,681,875
                                                                  -----------
                                                                    1,681,875
                                                                  -----------
Automobiles & Automotive Parts - 1.13%
   Sonic Automotive 5.25% 5/7/09                        1,000,000     980,000
                                                                  -----------
                                                                      980,000
                                                                  -----------
Banking, Finance & Insurance - 3.46%
   PMI Group 2.50% 7/15/21                              1,250,000   1,370,312
 ++XL Capital
      2.53% 5/23/21                                       800,000     515,000
     *144A 2.59% 5/23/21                                1,750,000   1,126,563
                                                                  -----------
                                                                    3,011,875
                                                                  -----------
Cable, Media & Publishing - 6.18%
   EchoStar Communications
      5.75% 5/15/08                                       500,000     528,750
     *144A 5.75% 5/15/08                                  500,000     528,750
   Liberty Media (Convertible to Motorola)
      3.50% 1/15/31                                     1,000,000     842,500
   Liberty Media (Convertible to Viacom)
      3.25% 3/15/31                                     1,000,000   1,045,000
   Mediacom Communications 5.25% 7/1/06                 2,500,000   2,431,250
                                                                  -----------
                                                                    5,376,250
                                                                  -----------
Computers & Technology - 3.26%
   CNET Networks 5.00% 3/1/06                           1,700,000   1,644,750
  *Documentum 144A 4.50% 4/1/07                         1,000,000   1,196,250
                                                                  -----------
                                                                    2,841,000
                                                                  -----------
Electronics & Electrical Equipment - 2.91%
   Amkor Technology
      5.75% 6/1/06                                      1,500,000   1,522,500
     *144A 5.75% 6/1/06                                 1,000,000   1,015,000
                                                                  -----------
                                                                    2,537,500
                                                                  -----------
Energy - 3.10%
   Centerpoint Energy 3.75% 5/15/23                       600,000     640,500
  *Centerpoint Energy 144A 3.75% 5/15/23                1,930,000   2,060,275
                                                                  -----------
                                                                    2,700,775
                                                                  -----------
Food, Beverage & Tobacco - 5.97%
 ++Brinker International 2.27% 10/10/21                 2,000,000   1,357,500
  *Bunge Limited 144A 3.75% 11/15/22                    1,500,000   1,756,875
++*General Mills 144A 1.76% 10/28/22                    2,950,000   2,079,750
                                                                  -----------
                                                                    5,194,125
                                                                  -----------
Healthcare & Pharmaceuticals - 11.56%
  *AmerisourceBergen 144A 5.00% 12/1/07                   900,000   1,084,500
  *Cephalon 144A 2.50% 12/15/06                         1,000,000     958,750
  *CV Therapeutics 144A 4.75% 3/7/07                    2,000,000   1,837,499
 ++Laboratory Corporation of America
      1.519% 9/11/21                                    1,000,000     716,250
     *144A 2.00% 9/11/21                                1,550,000   1,110,188
   Medarex 4.50% 7/1/06                                 1,000,000     928,750
   Medtronic 1.25% 9/15/21                              1,500,000   1,543,125
  *OSI Pharmaceuticals 144A 4.00% 2/1/09                  500,000     501,250
   Province Healthcare 4.25% 10/10/08                   1,400,000   1,387,750
                                                                  -----------
                                                                   10,068,062
                                                                  -----------
Leisure, Lodging & Entertainment - 3.89%
  *Eastman Kodak 144A 3.375% 10/15/33                   1,750,000   1,951,250
  *Regal Entertainment 144A 3.75% 5/15/08               1,270,000   1,435,100
                                                                  -----------
                                                                    3,386,350
                                                                  -----------

                                                        Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
Convertible Bonds (continued)
--------------------------------------------------------------------------------
Miscellaneous - 1.62%
  *Tyco International 144A 2.75% 1/15/18               $1,100,000 $ 1,409,375
                                                                  -----------
                                                                    1,409,375
                                                                  -----------
Retail - 8.69%
   Barnes & Noble
      5.25% 3/15/09                                       400,000     434,500
     *144A 5.25% 3/15/09                                1,500,000   1,629,375
 ++Lowe's 1.93% 2/16/21                                 1,750,000   1,610,000
      School Specialty
      6.00% 8/1/08                                        400,000     464,000
     *144A 6.00% 8/1/08                                 1,500,000   1,740,000
    ++TJX 1.75% 2/13/21                                 2,000,000   1,685,000
                                                                  -----------
                                                                    7,562,875
                                                                  -----------
Transportation & Shipping - 0.96%
  *ExpressJet 144A 4.25% 8/1/23                           750,000     840,938
                                                                  -----------
                                                                      840,938
                                                                  -----------
Total Convertible Bonds (cost $43,126,079)                         47,591,000
                                                                  -----------

                                                        Number of
                                                          Shares
--------------------------------------------------------------------------------
Convertible Preferred Stock - 33.98%
--------------------------------------------------------------------------------
Aerospace & Defense - 1.49%
   Northrop Grumman 7.25%                                  12,500   1,296,250
                                                                  -----------
                                                                    1,296,250
                                                                  -----------
Automobiles & Automotive Parts - 3.72%
   Ford Capital Trust II 6.50%                             20,000   1,117,000
   Tower Automotive Capital Trust 6.75%                    60,650   1,766,431
  *Tower Automotive Capital Trust 144A 6.75%               12,125     353,141
                                                                  -----------
                                                                    3,236,572
                                                                  -----------
Banking, Finance & Insurance - 9.10%
   Chubb 7.00%                                             85,000   2,449,700
   Citigroup 2.00%                                         30,000   1,153,140
   Saint Paul 9.00%                                        10,000     739,500
   Travelers Property Casualty 4.50%                       55,000   1,347,500
  *Washington Mutual 144A 5.375%                           40,000   2,226,400
                                                                  -----------
                                                                    7,916,240
                                                                  -----------
Cable, Media & Publishing - 2.33%
   Equity Securities Trust I 6.50%                         40,000     998,800
   Interpublic Group 5.375%                                18,000   1,032,300
                                                                  -----------
                                                                    2,031,100
                                                                  -----------
Consumer Products - 0.79%
   Newell Financial Trust I 5.25%                          15,000     690,000
                                                                  -----------
                                                                      690,000
                                                                  -----------
Energy - 7.20%
   Amerada Hess 7.00%                                       5,000     274,250
   Centerpoint Energy 2.00%                                26,000     838,760
   Chesapeake Energy 6.75%                                 10,000     920,000
  *Chesapeake Energy 144A 6.00%                            10,000     757,500
   El Paso Energy Capital Trust I 4.75%                    34,600   1,167,750
   Unocal Capital Trust 6.25%                              19,800   1,009,800
  *Williams 144A 5.50%                                     20,000   1,302,500
                                                                  -----------
                                                                    6,270,560
                                                                  -----------
Environmental Services - 1.15%
   Allied Waste Industries 6.25%                           13,100   1,002,150
                                                                  -----------
                                                                    1,002,150
                                                                  -----------

Statement                     Lincoln National Convertible Securities Fund, Inc.
     OF NET ASSETS (CONTINUED)

                                                       Number of       Market
                                                         Shares         Value
--------------------------------------------------------------------------------
Convertible Preferred Stock (continued)
--------------------------------------------------------------------------------
Food, Beverage & Tobacco - 1.27%
   Constellation 5.75%                                    36,000   $  1,108,080
                                                                   ------------
                                                                      1,108,080
                                                                   ------------
Healthcare & Pharmaceuticals - 0.67%
   Hybridon PIK 6.50%                                      21,490       580,230
                                                                   ------------
                                                                        580,230
                                                                   ------------
Paper & Forest Products - 6.26%
   International Paper Capital 5.25%                       65,000     3,298,750
   Temple-Inland 7.50%                                     37,000     2,150,440
                                                                   ------------
                                                                      5,449,190
                                                                   ------------
Total Convertible Preferred Stock
   (cost $28,977,708)                                                29,580,372
                                                                   ------------
--------------------------------------------------------------------------------
Common Stock - 6.23%
--------------------------------------------------------------------------------
Banking & Finance - 2.92%
   Sovereign Bancorp                                      106,710     2,534,363
                                                                   ------------
                                                                      2,534,363
                                                                   ------------
Electronics & Electrical Equipment - 1.91%
  +Benchmark Electronics                                   47,878     1,666,633
                                                                   ------------
                                                                      1,666,633
                                                                   ------------
REITs - 1.40%
  +Host Marriott                                           74,900       922,768
  +First Potomac Realty Trust                              15,900       297,966
                                                                   ------------
                                                                      1,220,734
                                                                   ------------
Total Common Stock (cost $3,158,353)                                  5,421,730
                                                                   ------------
--------------------------------------------------------------------------------
Preferred Stock - 3.66%
--------------------------------------------------------------------------------
Energy - 1.27%
   Chesapeake Energy 5.00%                                 10,000     1,108,750
                                                                   ------------
                                                                      1,108,750
                                                                   ------------
REITs - 2.39%
   SL Green Realty 7.625%                                  80,000     2,080,000
                                                                   ------------
                                                                      2,080,000
                                                                   ------------
Total Preferred Stock (cost $3,000,000)                               3,188,750
                                                                   ------------

                                                         Principal
                                                          Amount
--------------------------------------------------------------------------------
Commercial Paper - 3.10%
--------------------------------------------------------------------------------
 ++Prudential Funding 0.93% 1/2/04                      $2,700,000    2,700,000
                                                                   ------------
Total Commercial Paper (cost $2,700,000)                              2,700,000
                                                                   ------------

Total Market Value of Securities - 101.63%
   (cost $80,962,140)                                               $88,481,852
Liabilities Net of Receivables and
   Other Assets - (1.63%)                                            (1,419,213)
                                                                   ------------
Net Assets Applicable to 5,832,823 Common
   Shares ($0.001 Par Value) Outstanding;
   Equivalent to $14.93 per share - 100.00%                         $87,062,639
                                                                   ============

Components of Net Assets at December 31, 2003:
Paid in capital                                                    $112,614,550
Distributions in excess of net investment income                       (991,580)
Accumulated net realized loss on investments                        (32,080,043)
Net unrealized appreciation of investments                            7,519,712
                                                                   ------------
Total net assets                                                   $ 87,062,639
                                                                   ============

 +Non-income producing security for the year ended December 31, 2003.

++Zero coupon bond. The interest rate shown is the yield at the time of purchase.

 *Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note G in "Notes to Financial Statements".

PIK - Payment in kind
REIT - Real Estate Investment Trust

See accompanying notes.

Statement                     Lincoln National Convertible Securities Fund, Inc.
     OF OPERATIONS            Year Ended December 31, 2003


Investment Income:
   Interest                                                                     $2,248,856
   Dividends                                                                     1,481,137   $ 3,729,993
                                                                                ----------   -----------
Expenses:
   Management fees                                                                 718,904
   Legal fees                                                                      180,200
   Reports to shareholders                                                         106,510
   Directors fees                                                                   96,000
   Audit and related fees                                                           46,150
   Stock transfer & dividend disbursing fees                                        40,378
   NYSE fees                                                                        25,000
   Custodian fees                                                                    6,129
   Other                                                                             9,774     1,229,045
                                                                                ----------
   Less expenses absorbed or waived                                                              (56,971)
   Less expenses paid indirectly                                                                    (809)
                                                                                             -----------
   Total expenses                                                                              1,171,265
                                                                                             -----------
Net Investment Income                                                                          2,558,728
                                                                                             -----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                           (6,370,418)
   Net change in unrealized appreciation/depreciation of investments                          22,513,794
                                                                                             -----------
Net Realized and Unrealized Gain on Investments                                               16,143,376
                                                                                             -----------

Net Increase in Net Assets Resulting from Operations                                         $18,702,104
                                                                                             ===========

See accompanying notes

Statements                    Lincoln National Convertible Securities Fund, Inc.
     OF CHANGES IN NET ASSETS

                                                                                         Year Ended
                                                                                   12/31/03       12/31/02

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                        $  2,558,728    $  3,253,756
   Net realized loss on investments                                               (6,370,418)    (19,454,474)
   Net change in unrealized appreciation/depreciation of investments              22,513,794      (2,925,482)
                                                                                ------------    ------------
   Net increase (decrease) in net assets resulting from operations                18,702,104     (19,126,200)
                                                                                ------------    ------------

Dividends and Distributions to Shareholders from:
   Net investment income                                                          (2,093,627)     (3,305,081)
   In excess of net investment income*                                                    --      (1,456,681)
   Return of capital                                                              (2,802,895)       (661,892)
                                                                                ------------    ------------
                                                                                  (4,896,522)     (5,423,654)
                                                                                ------------    ------------

Capital Stock Transactions:
   Retirement of shares repurchased through Buy-Back program - Note E                     --        (617,056)
   Proceeds for shares issued under dividend reinvestment plan                        85,494              --
                                                                                ------------    ------------
   Increase (decrease) in net assets resulting from capital share transactions        85,494        (617,056)
                                                                                ------------    ------------
Net Increase (Decrease) in Net Assets                                             13,891,076     (25,166,910)
                                                                                ------------    ------------

Net Assets:
   Beginning of year                                                              73,171,563      98,338,473
                                                                                ------------    ------------
   End of year                                                                  $ 87,062,639    $ 73,171,563
                                                                                ============    ============

   Distributions in excess of net investment income                             $   (991,580)   $ (1,456,681)
                                                                                ============    ============

*Dividends that were declared in 2002 and payable in 2003.

See accompanying notes

Financial
     HIGHLIGHTS

Selected data for each share of Common Stock outstanding throughout each period were as follows:

                                                                            Lincoln National Convertible Securities Fund, Inc.
                                                                                                Year Ended
                                                                        12/31/03     12/31/02    12/31/01   12/31/00(3)   12/31/99
Net asset value, beginning of period                                     $12.560     $16.760      $17.190     $21.590      $16.360

Income (loss) from investment operations:(1)
Net investment income                                                      0.439       0.560        0.830       0.910        0.840
Anti-dilutive impact due to capital shares repurchased                        --       0.010        0.110       0.120           --
Net realized and unrealized gain (loss) on investments (net of taxes)      2.771      (3.840)      (0.610)     (4.550)       5.250
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           3.210      (3.270)       0.330      (3.520)       6.090
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions to common shareholders from:
Net investment income                                                     (0.359)     (0.570)      (0.760)     (0.880)      (0.860)
In excess of net investment income(2)                                         --      (0.250)          --          --           --
Return of capital                                                         (0.481)     (0.110)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.840)     (0.930)      (0.760)     (0.880)      (0.860)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $14.930     $12.560      $16.760     $17.190      $21.590
                                                                         =======     =======      =======     =======      =======

Per Share Market Value, End of Period                                    $13.500     $12.090      $14.360     $14.750      $16.000
Total Investment Return Based on Market Value                             18.87%      (9.35%)       2.57%      (2.62%)      21.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $87,063     $73,172      $98,338    $106,227     $137,580
Ratio of expenses to average net assets                                    1.46%       1.46%        1.54%       1.23%        1.05%
Ratio of expenses to average net assets
  prior to expenses waived and expenses paid indirectly                    1.53%       1.76%        1.74%       1.28%        1.06%
Ratio of net investment income to average net assets                       3.18%       3.89%        4.88%       4.10%        4.98%
Ratio of net investment income to average net assets
  prior to expenses waived and expenses paid indirectly                    3.11%       3.59%        4.68%       4.05%        4.97%
Portfolio turnover                                                           56%         77%         124%        121%         128%

(1) The average shares outstanding method has been applied for per share information.

(2) Dividends that were declared in 2002 and payable in 2003.

(3) Total investment return based on market value does not include the impact of the capital gains tax credit of $0.816 per share.

See accompanying notes

Notes                         Lincoln National Convertible Securities Fund, Inc.
  TO FINANCIAL STATEMENTS     December 31, 2003

Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

Note A -- Summary of Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Income Taxes -- It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund intends to continue to qualify for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

Distributions -- The Fund has a managed distribution policy. Under the policy, the Fund declares and pays quarterly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains, and, if necessary, a return of capital. Effective July 1, 2003, the current annualized rate is $0.64 per share. The Fund continues to evaluate its quarterly distribution in light of ongoing economic and market conditions and may change the amount of the quarterly distributions in the future.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Security transactions are recorded on the date the securities are purchased or sold (trade date). Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Distributions to common shareholders are recorded on the ex-dividend date.

The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2003 were approximately $809. The expense paid under this agreement is included in its respective expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Note B -- Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of U.S. government securities and short-term investments) amounted to $43,114,702 and $51,666,956, respectively, for the year ended December 31, 2003.

At December 31, 2003, the cost of investments for federal income tax purposes was $80,962,140. At December 31, 2003, net unrealized appreciation was $7,519,712, the aggregate gross unrealized appreciation on investments was $10,951,835, and the aggregate gross unrealized depreciation was $3,432,123.

Note C -- Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 were as follows:

                                                          2003          2002
  Ordinary income                                      $2,093,627    $3,305,081
  In excess of net investment income                           --     1,456,681
  Return of capital                                     2,802,895       661,892
                                                       ----------    ----------
  Total                                                $4,896,522    $5,423,654
                                                       ==========    ==========


As of December 31, 2003, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                    $112,614,550
  Other temporary differences*                                         (991,580)
  Capital loss carryforwards                                        (32,080,043)
  Unrealized appreciation on investments                              7,519,712
                                                                   ------------
  Net Assets                                                       $ 87,062,639
                                                                   ============

*Other temporary differences includes dividends that were declared in 2003 and payable in 2004.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,044,778 expires in 2009, $11,847,326 expires in 2010, $13,187,939 expires in 2011.

Note D -- Management Fees and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, a management fee of 0.21875% of net assets of the Fund as of the close of business on the last business day of each quarter (0.875% on an annual basis). DMC had elected to waive 0.30% of its management fee through March 31, 2003.

Certain officers and directors of the Fund are also officers or directors of DMC and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are paid for by DMC out of its investment advisory fees.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

   Investment management fee payable to DMC                 $177,799
   Other expenses payable to DMC and affiliates*             101,250

*DMC, as part of its administrative services, pays Fund operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, stock exchange fees, custodian fees and directors' fees.

Note E -- Capital Shares
On March 22, 2000, the Board of Directors authorized the repurchase by the Fund of up to 5% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market

Notes                         Lincoln National Convertible Securities Fund, Inc.
     TO FINANCIAL STATEMENTS (CONTINUED)

transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading, in order to provide additional liquidity to shareholders and to enhance the net asset value of the shares. On February 2, 2001, the Board of Directors extended the share repurchase program by authorizing the repurchase of an additional 5% of the Fund's outstanding common stock upon completion of the initial buyback program.

                                            Weighted
Period        Shares                        Average          Discount
Ended      Repurchased         Cost         Discount          Range
------     -----------        ------       ----------        --------
12/31/00      192,450      $3,353,064       19.32%       6.97% -- 30.28%
12/31/01      311,700       4,800,263       11.85%       6.62% -- 20.80%
12/31/02       41,350         617,056        8.45%       5.91% -- 12.05%


There were no shares repurchased during the year ended December 31, 2003.

Shares issued under the dividend reinvestment plan were as follows:

                                                            Shares
                                                            ------
   Year ended December 31, 2003                              6,098

Note F-- Contingencies
In May 2000, a suit was filed against the Lincoln National Convertible Securities Fund, Inc. (the "Fund") and its Directors in the United States District Court for the Eastern District of Pennsylvania (the "District Court"). Goldstein v. Lincoln National Convertible Securities Fund, Inc., Case No. 00-CV-2653. The plaintiff was a stockholder of the Fund who, in April 2000, expressed an intention (a) to nominate candidates for the two director positions that were to be filled at the Fund's 2000 annual meeting in May, (b) to move that the shareholders pass a certain resolution at the 2000 annual meeting in May and (c) to solicit proxies. The Fund informed him that it would not permit him to raise the matters he wished to raise at the 2000 annual meeting because he had failed to notify the Fund of his intentions prior to a January 2000 deadline that had been announced in the Fund's proxy statement for the prior year. In the action, the plaintiff claimed that it was illegal for the Fund to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that the Fund disseminated in connection with the 2000 annual meeting. The primary relief that the plaintiff sought was an order compelling the Fund to put up two classes of its staggered board for election at the 2001 annual meeting -- the class that would ordinarily be put up for election at that meeting but also the class that was elected at the 2000 annual meeting. The Fund asserted counterclaims against the plaintiff, contending that arrangements he had with various beneficial holders of the Fund's shares gave rise to violations of the federal securities laws. On April 27, 2001, the District Court found in favor of the plaintiff. This ruling was based on the District Court's conclusion that the published deadline for submitting shareholder proposals was invalid and unenforceable because it was not also reflected in the Fund's bylaws. The District Court also ruled in favor of the plaintiff with respect to the Fund's counterclaim. The District Court issued an order setting aside the election of the Fund's Class 1 Directors at the 2000 annual meeting and ordered that a new election be conducted with respect to the Class 1 Director positions. The Board of Directors appealed the ruling of the District Court in this case. In March 2003, the Fund and its Directors reached a financial settlement with the plaintiff, the entire cost of which was borne by the Fund's investment advisor. The District Court's decision in favor of the plaintiff was subsequently vacated in April 2003.

In addition, in January 2001, an action was filed against the Fund and its directors in the Circuit Court for Baltimore City in Baltimore, Maryland. Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels I). This action purports to have been brought on behalf of a class consisting of all the Fund's shareholders. The allegations in this action are functionally identical to those in the action described above.

In September 2001, the plaintiff in Daniels I filed a separate class action complaint in the District Court for the Southern District of New York. In addition to the Fund and its directors, the complaint in Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels II) names Lincoln Investment Management (the Fund's investment advisor prior to January 1, 2001) and Delaware Management Company (the Fund's current investment advisor) as defendants. The complaint alleges that the defendants engaged in a joint transaction in contravention of Section 17(d) of the Investment Company Act of 1940. Specifically, the complaint alleges that the Directors and the Fund's investment advisor improperly used Fund assets to finance a proxy contest against Mr. Goldstein and related litigation. The plaintiff seeks unspecified damages and attorney's fees.

Note G - Market and Credit Risks
The Fund may invest up to 50% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Note H - Important Fund Information
Appointment of New Independent Auditors--
The Audit Committee and the Board of Directors decided not to retain PricewaterhouseCoopers LLP for the 2003 fiscal year and, instead, approved the appointment of Ernst & Young LLP as the Fund's independent auditors on February 25, 2003. The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for fiscal years 2001 and 2002 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified in any way as to uncertainty, audit scope, or accounting principles. In addition, during fiscal years 2001 and 2002 and through February 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Note I - Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

        (A)              (B)
     Long-Term        Ordinary          (C)
   Capital Gains        Income       Return of        Total           (D)
   Distributions    Distributions     Capital      Distribution   Qualifying
   (Tax Basis)       (Tax Basis)    (Tax Basis)    (Tax Basis)    Dividends(1)
   -------------    -------------   -----------    ------------   ------------
       --                47%            53%           100%          4.64%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deductions.

For the fiscal year ended December 31, 2003, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund has designated $118,641 to be taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2003 Form 1099-DIV.

Report
     OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Lincoln National Convertible Securities Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Convertible Securities Fund, Inc. (the "Fund") as of December 31, 2003, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002, and the financial highlights for each of the four years in the period ended December 31, 2002, were audited by other auditors whose report dated February 14, 2003, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Convertible Securities Fund, Inc. at December 31, 2003, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

Philadelphia, Pennsylvania
February 13, 2004

Board of Directors and Officers

An investment company is governed by a Board of Directors, which has oversight responsibility for the management of the company's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the company. The independent fund directors, in particular, are advocates for shareholder interests. Following is a list of the Fund's Directors and certain background and related information.

                                                                         Principal              Number of             Other
    Name,                       Position(s)                            Occupation(s)        Portfolios in Fund    Directorships
   Address                      Held with       Length of Time            During             Complex Overseen        Held by
 and Birthdate                  Registrant        Served*              Past 5 Years             by Director          Director
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
   Patrick P. Coyne(1)          President         1 Year            Executive Vice President/       2        President and Director,
   2005 Market Street                                                   Managing Director/                       Lincoln National
 Philadelphia, PA 19103                                             Chief Investment Officer-                    Income Fund, Inc.
                                                                     Fixed Income (since 2003);
   April 14, 1963                                                    Mr. Coyne has served in
                                                                   various executive capacities
                                                                        at different times
                                                                      at Delaware Investments.

------------------------------------------------------------------------------------------------------------------------------------
Richard M. Burridge, Sr.(2)     Director         18 Years                  Vice President,          2            Director, Lincoln
 1 N. Wacker Drive                                                         UBS/PaineWebber                        National Income
   Suite 2500                                                               (since 2000);                            Fund, Inc.
 Chicago, IL 60606                                                             Chairman,
                                                                       The Burridge Group, Inc.
   March 19, 1929                                                            (1996-2000).
------------------------------------------------------------------------------------------------------------------------------------
 H. Thomas McMeekin(3)          Director         14 Years                  Managing Director,       2            Director, Lincoln
   Suite 5600                                                      Prudential Investment Management               National Income
 180 N. Stetson Street                                                      (since 2001);                             Fund, Inc.
 Chicago, IL 60610                                                        Managing Partner,
                                                                         Griffin Investments
   June 17, 1953                                                            (since 2000);
                                                                        Executive Vice President
                                                                     and Chief Investment Officer -
                                                                             Fixed Income,
                                                                  Delaware Investments (1999-2000);
                                                                        President and Director,
                                                                  Lincoln Investment Management, Inc.,
                                                                     Executive Vice President and
                                                                       Chief Investment Officer,
                                                                      Lincoln National Corporation
                                                                             (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
   Thomas L. Bindley            Independent       6 Years                  President, Bindley       2          Director, Midas, Inc.
 707 Skokie Boulevard            Director                                 Capital Corporation                  and Lincoln National
     Suite 600                                                               (since 1998);                        Income Fund, Inc.
 Northbrook, IL 60062                                                    Executive Vice President
                                                                      and Chief Financial Officer,
  November 8, 1943                                                         Whitman Corporation
                                                                              (until 1998).

------------------------------------------------------------------------------------------------------------------------------------
   Adela Cepeda                 Independent      12 Years                      President,           2             Director, Fort
   Suite 4975                    Director                                    A.C. Advisory, Inc.                  Dearborn Income
 161 N. Clark Street                                                           (since 1995).                     Securities, Inc.,
  Chicago, IL 60601                                                                                               Lincoln National
                                                                                                                  Income Fund, Inc.,
   April 30, 1958                                                                                                   Amalgamated
                                                                                                                  Bank of Chicago,
                                                                                                               AmalgaTrust Co., Inc.
                                                                                                                    and Wyndham
                                                                                                                 International, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                         Principal              Number of             Other
    Name,                       Position(s)                            Occupation(s)        Portfolios in Fund     Directorships
   Address                      Held with       Length of Time            During             Complex Overseen        Held by
 and Birthdate                  Registrant        Served*              Past 5 Years         by Director/Officer   Director/Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

   Roger J. Deshaies             Independent      12 Years           Senior Vice President-          2           Director, Partners
   Executive Offices              Director                            Finance, Brigham &                         Health System and
    PBB-Admin. 4                                                        Women's Hospital                          Lincoln National
   c/o  Receiving                                                         (since 1998);                           Income Fund, Inc.
  29 Shattuck Street                                                 Senior Vice President -
   Boston, MA 02115                                                     Finance, Parkview
                                                                    Health System (until 1998).
   August 5, 1949
------------------------------------------------------------------------------------------------------------------------------------
   Daniel R. Toll                Independent      18 Years              President, Heller            2            Director, Lincoln
 560 Green Bay Road               Director                         International Corporation                        National Income
   Suite 300                                                              (until 1984).                                Fund, Inc.
 Winnetka, IL 60093

   December 3, 1927
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Michael P. Bishof           Chief Financial     5 Years             Mr. Bishof has served in      2                    None
  2005 Market Street           Officer/Treasurer                           various executive
  Philadelphia, PA  19103                                              capacities at different
                                                                            times at Delaware
   August 18, 1962                                                             Investments.
------------------------------------------------------------------------------------------------------------------------------------
   David F. Connor                Secretary        4 Years                 Vice President and         2                    None
  2005 Market Street                                                     Deputy General Counsel,
Philadelphia, PA  19103                                                   Delaware Investments
                                                                           (since 2000); Vice
   December 2, 1963                                                     President and Assistant
                                                                             General Counsel,
                                                                         Prudential Investments
                                                                        (1998-2000); Associate,
                                                                          Drinker Biddle & Reath
                                                                             LLP (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

* The Directors of the Fund serve for a one-year term. At each annual meeting of shareholders, the entire Board of Directors will be elected and each newly elected Director will serve for a one-year term and until his or her successor is elected and qualified.

(1) Executive Officer of the Fund's investment advisor.

(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer that has executed portfolio transactions for and sold shares of investment companies managed by the Fund's investment advisor.

(3) Mr. McMeekin is considered to be an "interested director" because he currently owns stock of Lincoln National Corporation (LNC), of which the Fund's investment advisor is a wholly-owned subsidiary.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Lincoln National Convertible Securities Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Corporate Information                        Automatic Dividend Reinvestment Plan
Investment Advisor                           Any registered shareholder of Lincoln         dividend period and must be received by
Delaware Management Company                  National Convertible Securities Fund,         the Plan agent not less than five
2005 Market Street                           Inc. may participate in the Automatic         business days and no more than 30 days
Philadelphia, PA  19103-7094                 Dividend Reinvestment Plan (the "Plan").      prior to the dividend payment date.
                                             If you are a beneficial owner whose
Administrator                                shares are registered in the name of          Shares will be held by the Plan agent.
Delaware Service Company, Inc.               another (e.g., in a broker's "street          You will receive a statement each time
2005 Market Street                           name") and desire to participate in the       shares are distributed by the Fund or
Philadelphia, PA 19103-7094                  Plan, you must become a registered            purchased for you.
                                             holder by transferring the shares to
Independent Auditors                         your name.                                    There is no direct charge for Plan
Ernst & Young LLP                                                                          participation. The administrative costs
2001 Market Street                           To participate in the Plan, you must          of the Plan are borne by the Fund.
Philadelphia, PA 19103-7042                  complete and forward an authorization
                                             card to Mellon Investor Services LLC,         If your dividends and other
Dividend Disbursing Agent, Transfer          the Plan agent. This card authorizes the      distributions are reinvested, they will
Agent and Reinvestment Plan Agent            Plan agent to receive your dividends and      be subject to capital gains and income
Mellon Investor Services LLC                 other distributions from the Fund in          taxes as if they were paid to you in
Overpeck Centre                              additional shares of common stock. The        cash.
85 Challenger Road                           additional shares will be issued by the
Ridgefield Park, NJ 07666                    Fund, if the net asset value per share        You may terminate your participation in
800 851-9677                                 is equal to or lower than the market          the Plan at any time by giving written
                                             price of the Fund's common stock plus         notice to the Plan agent.
Stock Exchange                               brokerage commissions. If the net asset
The Fund's stock is traded on the New York   value per share is higher than the            For additional information on the Plan,
Stock Exchange (NYSE) under the symbol LNV.  market price of the Fund's common stock       please write to:
                                             plus brokerage commissions, the               Mellon Investor Services LLC
For Securities Dealers and Financial         additional shares will be purchased in        Overpeck Centre
Institutions Representatives                 the open market and the cost of the           85 Challenger Road
800 362-7500                                 brokerage commissions will be charged to      Ridgefield Park, NJ 07666
                                             each participant on a pro-rata basis.         or call 800 851-9677.
                                             The Plan also allows the Plan agent to
                                             accept optional cash contributions. Each
                                             optional cash contribution by a
                                             participant must be not less than $100
                                             and not more than $3,000 per





--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8534)                                                       Printed in the USA
AR-LNCS [12/03] IVES 2/04                                       J9542 EXP: 2/05

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

         The registrant's Board of Directors has determined that Roger J. Deshaies, Chairman of the registrant's Audit Committee, is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Directors has also determined that Mr. Deshaies is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $27,000 for the fiscal year ended December 31, 2003.

         The aggregate fees billed for services provided to the Registrant by its former independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the former independent auditors in connection with statutory and regulatory filings or engagements were $33,150 for the fiscal year ended December 31, 2002.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2003.

         The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

         The aggregate fees billed by the Registrant's former independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2002.

         The aggregate fees billed by the Registrant's former independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2002.

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,500 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax and excise tax returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

         The aggregate fees billed by the Registrant's former independent auditors for tax-related services provided to the Registrant were $6,150 for the fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax and excise tax returns; and tax advisory services.

         The aggregate fees billed by the Registrant's former independent auditors for tax-related services provided to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2002.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2003.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

         The aggregate fees billed for all services provided by the former independent auditors to the Registrant other than those set forth in paragraphs
(a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2002.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's former independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2002.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's current and former independent auditors for services rendered to the Registrant and to its investment adviser and other service providers under common control with the adviser were $155,400 and $39,300 for the Registrant's fiscal years ended December 31, 2003 and December 31, 2002, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Roger J. Deshaies, Thomas L. Bindley, Adela Cepeda and Daniel R. Toll.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Required only for periods ending on or after June 15, 2004.

Item 9. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 10. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a) (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Lincoln National Convertible Securities Fund, Inc.

PATRICK P. COYNE
------------------------------
By:    Patrick P. Coyne
Title: President
Date:  March 5, 2004
       -------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
------------------------------
By:    Patrick P. Coyne
Title: President
Date:  March 5, 2004
       -------------

MICHAEL P. BISHOF
------------------------------
By:    Michael P. Bishof
Title: Chief Financial Officer
Date:  March 5, 2004
       -------------